--------------------------------------------------------------------------------

[CTC Communications Logo Omitted]

   NEW WORLD COMMUNICATIONS
SOLUTIONS FOR BUSINESS CLIENTS


                                                               [Graphic Omitted]


CREDIT SUISSE FIRST BOSTON
    ANALYST FIELD TRIP
        MAY 16, 2001

--------------------------------------------------------------------------------

The following slide presentation may also be viewed on CTC Communications' website at www.ctcnet.com.

COMMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation and the accompanying oral statements made by members of management contain forward-looking statements made in good faith by the Company pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 including, but not limited to, those statements regarding the successful implementation of the Company's business plan, the timing of the deployment and operational viability of the Company's Integrated Communications Network, the timing and extent of future geographic and sales force expansions, estimates of future capital requirements, the timing and availability of additional financing if required, the ability to improve operational, financial and management information systems, future profitability, future operations and other future plans, events, or performance. The forward-looking statements contained herein are subject to certain risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. Factors that might cause such a difference include, but are not limited to, those outlined in Exhibit 99.1 filed with the Company's most recent report on form 10-Q, for the period ending 03/31/01. This information may be obtained by contacting the Company or the SEC. Readers and listeners are cautioned not to place undue reliance on these forward looking statements, which reflect management's analysis as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

                                               [CTC Communications Logo Omitted]

                        INTRODUCTION AND OBJECTIVES FOR
                                     TODAY



--------------------------------------------------------------------------------
                                Bob Fabbricatore
                                Chairman and CEO

                                               [CTC Communications Logo Omitted]

                           CTC'S GROWTH AND EVOLUTION

--------------------------------------------------------------------------------
    NOV 1984                JAN 1998                   SEPT 1999
  SALES AGENT                 CLEC                       ICP

[Graphic Omitted]        [Graphic Omitted]        [Graphic Omitted]

    ILEC                      FULL                       FACILITY
    SALES [GRAPHIC OMITTED]   SERVICE [GRAPHIC OMITTED]   BASED
    AGENT                     RESALE                     CARRIER

AS A CLEC - WE HAVE:

-  Built a major customer franchise

-  Doubled our addressable business market to $16 billion

-  Developed and deployed a "state-of-the art" network

-  Kept our OSS and MIS systems on pace

-  Acquired the requisite new knowledge and skill sets

                                               [CTC Communications Logo Omitted]

                       MADE THE RIGHT PICKS ALONG THE WAY
--------------------------------------------------------------------------------

o   Retail medium and larger business clients

o   Equity and bank debt financing

o   Operating Area - Virginia to Maine Corridor

    - $16 billion telecom spent in CTC's targeted business market

o   Technology selection

    - Packet switching

    - Fully redundant fiber transmission facilities

    - Traditional high speed customer access

                                               [CTC Communications Logo Omitted]

                                     TODAY
--------------------------------------------------------------------------------

o   Strong management team with in-depth telecom expertise

o   700 employees - $270 mil LQA revenue - 495,000 access lines

o   Major business customer franchise

o   High quality revenue

o   Technology advantaged

o   Fully funded business plan

o   "Breakout" year

    - EBITDA positive in 2001

    - Net income positive 12 - 18 months later

                                               [CTC Communications Logo Omitted]

                        CTC'S OBJECTIVES FOR THE MEETING
--------------------------------------------------------------------------------

o  Share our business model and progress to date

o  Demonstrate the unique attributes of the Company

o  Share our tactical strategy for 2001 and 2002

o  Opportunity to talk to customers

o  Opportunity for questions and additional dialogue

                    SHOW YOU WHY WE BELIEVE CTC IS DIFFERENT

                                               [CTC Communications Logo Omitted]

                            WHAT MAKES CTC DIFFERENT




--------------------------------------------------------------------------------

                                  Steve Milton

                               President and COO

                                               [CTC Communications Logo Omitted]

                            WHAT MAKES CTC DIFFERENT
--------------------------------------------------------------------------------

o  Marketing and sales expertise

o  Customers and targeted marketplace

o  Network infrastructure and technology

o  Capital structure

o  Business model

                                               [CTC Communications Logo Omitted]

                                 BUSINESS MODEL
--------------------------------------------------------------------------------
                        Business Strategy and Direction

o   Same basic business model since 1997

    -  Enter the CLEC market as a reseller

    -  Build customer base on resale platform

    -  Obtain financing

    -  Build a facilities based network

    -  Move customers onto the network

    -  Effectively manage capital & human resources

    -  Attain industry leading margins and profitability

                                               [CTC Communications Logo Omitted]

                         BUSINESS MODEL - PHASED MARGIN

                                  IMPROVEMENT
--------------------------------------------------------------------------------

Example: $3,000 per Month Customer
----------------------------------



                                       PHASE 1                           PHASE 2                               PHASE 3
                                    All Services          Local Services         Other Services              All Services
                                      On Resale              On Resale               On-Net                     On-Net
                                      ---------              ---------               ------                     ------
 Revenue                               $3,000                 $1,500                 $1,500                     $3,000

 Cost of Service                        2,250                  1,125                   750                       1,200

 Gross Profit                            750                    375                    750                       1,800
 Gross Margin %                          25%                    25%                    50%                          60%

 SG&A                                    750                    375                    375                         750
 EBITDA                                   -                      -                     375                       1,050
 EBITDA Margin %                         0%                      0%                    25%                          35%

 D&A (1)                                  -                      -                     222                        ~300(2)
 Operating Profit                         -                      -                     153                        ~750



(1) $8,000 per PowerPath depreciated over three years = $222 per month
(2) Estimated increase in depreciation for CL4 & CL5 local voice services

                                               [CTC Communications Logo Omitted]

                          BUSINESS MODEL AND EXECUTION
--------------------------------------------------------------------------------

                               EXECUTION TO DATE


o Build customer base on resale             o 14,000 customers
  platform                                  o 495,000 access lines

o Obtain financing                          o $550 million

o Build and deploy a facilities based       o Started September 1999 -
  network                                     Now 13 states

o Move existing customers onto the          o 7% access lines on-net and
  network                                     ramping up

o Acquire new customers directly            o Opportunity based now -
  on-net                                      focus in 4 Qtr 2001

o Manage capital and human                  o Fully funded plan
  resources

o Attain industry leading margins           o Acceleration starts June 2001
  and profitability

                                               [CTC Communications Logo Omitted]

                           CTC'S BREAKOUT YEAR - 2001
--------------------------------------------------------------------------------

o    Marketing and technology investments coming on line

o PowerPath(SM) packet-packet network now handles all of today's voice and data services

o High speed, fiber based customer access nodes being placed in service

o Targeted marketing to high margin geographies and customers ready for launch

o Product packaging at 25-40% lower prices to customers and 50+% margins for CTC ready for launch

o    Front and back office systems ready and able

            IN SHORT - WE ARE ENTERING PHASE 3 OF THE BUSINESS MODEL

                                               [CTC Communications Logo Omitted]

                         MARKETING AND SALES EXECUTION
--------------------------------------------------------------------------------

Jun-99   185      Access Lines in Service Data for Chart #1
Sep-99   226
Dec-99   269
Mar-00   315
Jun-00   362
Sep-00   407
Dec-00   453
Mar 01   495

Mar-98   6.288    Quarterly Revenue Data for Chart #2
Jun-98   12.836
Sep-98   14.516
Dec-98   19.025
Mar-99   24.587
Jun-99   31.047
Sep-99   35.109
Dec-99   40.369
Mar-00   46.576
Jun-00   52.469
Sep-00   56.7
Dec-00   62.3
Mar-01   67.6


o 14,000 customers and 495,000 access lines in service

o Consistently adding over 40,000 new access lines per quarter

o Average new customer acquisition over 40 lines

o 99% access line retention rate

                                               [CTC Communications Logo Omitted]

                          STATE OF THE ART TECHNOLOGY
--------------------------------------------------------------------------------
BROADBAND - PACKET BASED - IP+ATM       FIBER BASED CUSTOMER ACCESS & NETWORKING

         [Graphic Omitted]                        [Graphic Omitted]

o   High speed IP+ATM, packet-based network

o   Virtually unlimited bandwidth available to our customers

o   Advanced technology center operations, applications development and delivery


      THE MOST CAPITAL EFFICIENT AND COST EFFECTIVE NETWORK INFRASTRUCTURE
                                IN THE INDUSTRY

                                               [CTC Communications Logo Omitted]

            MARKETING AND SALES EXPERTISE COUPLED WITH STATE OF THE
             ART TECHNOLOGY FUELS RAPID EVOLUTION TO PROFITABILITY
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                                               [CTC Communications Logo Omitted]

                              NEAR TERM OBJECTIVES
--------------------------------------------------------------------------------

o  Continue business model execution

o  Maintain our fully funded status

o Leverage the investments we made in 2000 in branch Sales office expansion and network development

o Stick to our knitting -- focus on growing margins and on-net revenues

o  Move rapidly to profitability

o  Year end 2001

   -  More than triple on-net access lines

   -  LQA revenue of $375+ million

   -  Blended margin approaching 30%

   -  EBITDA positive

                                               [CTC Communications Logo Omitted]

--------------------------------------------------------------------------------

[CTC Communications Logo Omitted]

  NEW WORLD COMMUNICATIONS

SOLUTIONS FOR BUSINESS CLIENTS


                                                               [Graphic Omitted]


CREDIT SUISSE FIRST BOSTON
    ANALYST FIELD TRIP
       MAY 16, 2001

                                               [CTC Communications Logo Omitted]
--------------------------------------------------------------------------------

                          CTC'S NETWORK TECHNOLOGY AND
                          SUPPORTING IT INFRASTRUCTURE



--------------------------------------------------------------------------------
                                 Frederic Kunzi

                                   SVP & CTO

                                               [CTC Communications Logo Omitted]

CTC'S PACKET-BASED CLASS-4/5
POWERPATH(SM) NETWORK

                               [Graphic Omitted]

                        Dual 7/24 NOCs and Data Centers

                                               [CTC Communications Logo Omitted]

CTC'S POWERPATH(SM) NETWORK FOOTPRINT

                               [Graphic Omitted]

                                               [CTC Communications Logo Omitted]

                         ADVANCED CARRIER GRADE NETWORK

--------------------------------------------------------------------------------

o Fully redundant Service Manager (softswitch) with no single point of failure

o Network redundancy at the POI (point of interconnection) in each LATA (fiber)

o Multiple connections to the SS7 Gateway for each Service
Manager

o Redundant and diverse connections to E-911 & OSDA services in each LATA

o Fully redundant IP+ATM network elements with no single point of failure

                    "Near Unlimited Bandwidth Availability"

                                               [CTC Communications Logo Omitted]

SONET LAYER        SUPPORTING FIBER NETWORK ARCHITECTURE

 End-to-end SONET
connections creates
  lightpath across
  Optical network,
  providing a full
channel (wavelength)
 worth of bandwidth

                               [Graphic Omitted]


DWDM LAYER

  Physical fiber
 connection across
  Optical network
provides a lightpath


                                               [CTC Communications Logo Omitted]

                            DISTRIBUTION OPTIONS IN
                           REGIONAL/METROPOLITAN AREA


                               [Graphic Omitted]

                                               [CTC Communications Logo Omitted]

                            CTC'S IS/IT ARCHITECTURE


                               [Graphic Omitted]

Dual Data Centers

                                               [CTC Communications Logo Omitted]

                          SERVICE MANAGER (SOFTSWITCH)


                               [Graphic Omitted]

                                               [CTC Communications Logo Omitted]

                               STANDARD FEATURES

                          (PBX DIGITAL OR ANALOG LINE)

--------------------------------------------------------------------------------

o Basic Off-Net Call                                 o Network Announcements

o Basic On-Net Call                                  o Operator Services

o Local, Long Distance and International Dialing     o Toll Free Access

o PowerPath voice fail-over to POTS                  o Directory Service Access

o Billing Record Creation                            o Emergency Service Access

o Carrier Pre-Selection (PIC1: Interlata)            o 900/976 Service Access

o Carrier Pre-Selection (PIC2: Intralata)            o Account Codes

o Local Number Portability                           o Directory Listings

o Touch Tone Service


                                               [CTC Communications Logo Omitted]

                              PACKETS VS. CIRCUITS
--------------------------------------------------------------------------------

Packet Based                              Circuit Switching
------------                              -----------------

o  Shared                                 o  Dedicated

o  Convergence media integration          o  Single media (Hybrid)

o  Built in redundancy                    o  Limited redundancy

o  Bandwidth Flexible                     o  Defined Bandwidth

o  On-net SW Configuration                o  Truck Roll for AMC

o  Competitive costs                      o  High costs



                                               [CTC Communications Logo Omitted]

                          CIRCUIT VS. PACKET SWITCHING

                             CONCEPTUAL COMPARISON

                               [Graphic Omitted]

                                               [CTC Communications Logo Omitted]

                           MULTI - LATA VOICE NETWORK

                              TOPOLOGY COMPARISON
--------------------------------------------------------------------------------

CIRCUIT SWITCHING                        PACKET SWITCHING
-----------------                        ----------------

[GRAPHIC OMITTED]                        [GRAPHIC OMITTED]


                                               [CTC Communications Logo Omitted]

                           CTC CAPITAL COSTS PER PORT
                              POWERPATH(SM) NETWORK
--------------------------------------------------------------------------------

    SERVICE                                            EST. CAPEX PER PORT
    -------                                            -------------------

Data Services
-------------
         IAD                                             $ 80 - $145(*)
         Core Network                                    $145
                                                         --------------
                                       Total             $225 - $290
--------------------------------------------------------------------------------

CL 4&5 Softswitch with Dial tone Lines
--------------------------------------
         Call Manager First 500k Lines                   $ 80
         Call Manager All Over 500k Lines                $ 40
--------------------------------------------------------------------------------

Total Voice and Data (First 500k Lines)                  $305 - $370
Total Voice and Data (Over 500k Lines)                   $265 - $330
--------------------------------------------------------------------------------
(*) Using various IAD configurations
    IMA is contributing to decrease the cost/port to as low as $30/Port

                                               [CTC Communications Logo Omitted]

                            CTC'S STRATEGIC ROAD-MAP
                      IP CENTRIC AND WEB ENABLED SERVICES
--------------------------------------------------------------------------------

   Value
Proposition

                               [Graphic Omitted]

                                               [CTC Communications Logo Omitted]

                                    SUMMARY
--------------------------------------------------------------------------------

1. Class-4/5 packet switching is a clear winner over traditional circuit switching

2. Broadband multi-media services introduces savings to customers and increases CTC's gross margins

3. Technology in support of market and business objectives

                                               [CTC Communications Logo Omitted]

--------------------------------------------------------------------------------

[CTC Communications Logo Omitted]

   NEW WORLD COMMUNICATIONS

SOLUTIONS FOR BUSINESS CLIENTS

                                                       [Graphic Omitted]


CREDIT SUISSE FIRST BOSTON

    ANALYST FIELD TRIP

       MAY 16, 2001

--------------------------------------------------------------------------------

                             LOCAL FIBER INITIATIVE

                         NETWORK OPERATIONS OBJECTIVES
--------------------------------------------------------------------------------

                                 Russell Oliver

                            V.P. Network Operations

                                               [CTC Communications Logo Omitted]

                      BENEFITS & OBJECTIVES OF LOCAL FIBER
--------------------------------------------------------------------------------

o   "Unlimited" bandwidth closer to customer

o   Simpler network design and management

o   Self-healing network redundancy                     [Graphic Omitted]

o   Speed to market

o   Reduced dependency on ILEC

o   Reduced operating costs

o   Maintain fully funded business plan

                                               [CTC Communications Logo Omitted]

                             CTC FIBER NETWORK 2001



                               [Graphic Omitted]


                                               [CTC Communications Logo Omitted]

                         NEW HAMPSHIRE REGIONAL NETWORK

o  Optronics collocated in Verizon CO
o  Optronics collocated in CTC space
o  Regeneration optronics

                                [Graphic Omitted]

                          - Part of the CTC Long-Haul
                            DWDM Network

                                               [CTC Communications Logo Omitted]

                             61 CO'S ON-NET IN 2001



                               [Graphic Omitted]



                                               [CTC Communications Logo Omitted]

                                  EASTERN MASS (2)



                               [Graphic Omitted]



                                               [CTC Communications Logo Omitted]

                              POWERPATH(SM) ACCESS
--------------------------------------------------------------------------------



                               [Graphic Omitted]




                                               [CTC Communications Logo Omitted]

                              POWERPATH(SM) ACCESS
--------------------------------------------------------------------------------


POWERPATH(SM)                                            CUSTOMER
                                                         LOCATION

[Graphic Omitted]                                    [Graphic Omitted]



[Graphic Omitted]  CTC Owned and Operated
[Graphic Omitted]  Leased Facility

                                               [CTC Communications Logo Omitted]

                              POWERPATH(SM) ACCESS
--------------------------------------------------------------------------------


POWERPATH(SM)                                                    CUSTOMER
                                                                 LOCATION

[Graphic Omitted]                                           [Graphic Omitted]



[Graphic Omitted]  CTC Owned and Operated
[Graphic Omitted]  Leased Facility

                                               [CTC Communications Logo Omitted]

                              POWERPATH(SM) ACCESS
--------------------------------------------------------------------------------


POWERPATH(SM)                                                 CUSTOMER
                                                              LOCATION
[Graphic Omitted]                                         [Graphic Omitted]
            DS--3                     BROADBAND LOCAL LOOP





[Graphic Omitted]  CTC Owned and Operated
[Graphic Omitted]  Leased Facility

                                               [CTC Communications Logo Omitted]

                              POWERPATH(SM) ACCESS
--------------------------------------------------------------------------------


POWERPATH(SM)                                                 CUSTOMER
                                                              LOCATIONS

[Graphic Omitted]                                        [Graphic Omitted]


[Graphic Omitted]  CTC Owned and Operated
[Graphic Omitted]  Leased Facility

                                               [CTC Communications Logo Omitted]

                              POWERPATH(SM) ACCESS
--------------------------------------------------------------------------------


POWERPATH(SM)                                                 CUSTOMER
                                                              LOCATIONS

[Graphic Omitted]                                        [Graphic Omitted]


[Graphic Omitted]  CTC Owned and Operated
[Graphic Omitted]  Leased Facility

                                               [CTC Communications Logo Omitted]

                              POWERPATH(SM) ACCESS
--------------------------------------------------------------------------------

                                [Graphic Omitted]



[Graphic Omitted]  CTC Owned and Operated
[Graphic Omitted]  Leased Facility





                                               [CTC Communications Logo Omitted]

                        LOCAL FIBER LOOPS - ROLLOUT PLAN
--------------------------------------------------------------------------------


o        19 local fiber loops in 2001

o        Multiple dark fiber suppliers

o        Cisco optronics

o        Springfield MA on-net in Feb 2001

o        Southern New Hampshire March 2001

o        Boston May 2001, Central Mass. June 2001

o        14 additional geographic areas progressively through 2001

                                               [CTC Communications Logo Omitted]

                         LOCAL FIBER LOOPS 2001 PROGRAM
                      SPECIFIC CAPITAL AND EXPENSE MINING
--------------------------------------------------------------------------------

o Recapturing leased costs

  - Elimination of leased backbone

  - Elimination of private collocations

  - Lowering of existing T-1 costs

  - Elimination of almost all Verizon IOF

  - Reduction of maintenance costs

o Maximizing core capital investments

o Leveraging presence in VZ tandems

                                               [CTC Communications Logo Omitted]

                          LOCAL FIBER LOOPS - SUMMARY
--------------------------------------------------------------------------------
o Savings of 1M per month in current network operating expenses

o Freedom from costs, priorities and control of the local
  ILEC

o Scalable

o Allows a faster and smoother provisioning process





                                               [CTC Communications Logo Omitted]

                       POWERPATH(SM) PROVISIONING PROCESS
                            SUPPLY CHAIN MANAGEMENT



                               [Graphic Omitted]

GOAL IS TO RAMP UP TO 1,000 INSTALLATIONS PER MONTH BY YEAR END 2001

Voice & Data Design

    Provision Local Loop

           Pre-Program IAD

                   Provision Local Fiber

                               Provision Network

                                        Provision Softswitch

                                                 Install IAD

                                                      End to End Testing

                                                           Service by Service
                                                           Customer Conversion

1,000 INSTALLATIONS PER MONTH IS ONE EVERY 10 MINUTES

                                               [CTC Communications Logo Omitted]

                           ADVANCED TECHNOLOGY CENTER
--------------------------------------------------------------------------------

o Three main components

  - "SuperNode" CO of the future

  - Development platform

  - Portal partner access point

o On-line in June 2001

o Members only, Class 5 facility

o Waltham and Springfield MA today

                        "Every Customer Touches the ATC"

                                               [CTC Communications Logo Omitted]

                            QUESTIONS AND DISCUSSION

                               [Graphic Omitted]

                                               [CTC Communications Logo Omitted]

                              SALES AND MARKETING



--------------------------------------------------------------------------------
                                 TONY VERMETTE

                                   V.P. SALES

                                               [CTC Communications Logo Omitted]

                            THE KEYS TO OUR SUCCESS
--------------------------------------------------------------------------------

o   Decentralized approach

o   Leveraging the relationship

o   Positioning, listening, responding

o   Evolving our products and delivery methods

    - Agent to resale to on-net delivery methods

o   Maximizes flexibility and control

    - Local to LD to data to Internet to IP based convergence

      o IP Convergence opens the door for all futures

                                               [CTC Communications Logo Omitted]

                           EFFICIENCY, EFFECTIVENESS
--------------------------------------------------------------------------------

o Highest per capita account responsibility

  - Average $1.6M per AE under management

  - Average $1.8M per NC under management

  - Average revenue per employee - $413,000

    o Based on March 2001 billing

o Sales and service personnel support all products provided to the customer - 99% retention rate

o Leverage relationship, cross sell additional products to the base

                                               [CTC Communications Logo Omitted]

                            TEAM APPROACH TO ACCOUNT

                           MANAGEMENT & ACCOUNT CARE
--------------------------------------------------------------------------------

o  Local account team assigned to each account

   - AE focuses new account acquisition, thorough profiling of the account to uncover all current and future opportunities, and responds to the customer's changing needs with regular contact

   - NC focuses on provisioning of services, accuracy of billing, responsive and timely repair

                                               [CTC Communications Logo Omitted]

                          CONTINUING THE EXECUTION...
--------------------------------------------------------------------------------

o  Retain the base

o  Grow the revenues - add additional products

o  As network is deployed, convert base to on-net

   -  Coordinate timing with build out - set the stage

   -  Clearly defined list of prioritized customer locations

o  New customer acquisition around fiber nodes

   -  Clearly defined list of prospects

   -  Prepare for single step to on-net immediately

   -  New ALE growth migrates to on-net

                                               [CTC Communications Logo Omitted]

                         MARKETING AND SALES EXECUTION
--------------------------------------------------------------------------------

                               [Graphic Omitted]

                                               [CTC Communications Logo Omitted]

COST EFFICIENCY AND THE
POWERPATH(SM) NETWORK
--------------------------------------------------------------------------------

                    CTC          VERIZON          WORLDCOM          AT&T

20 Phone           $320           $420               N/A            N/A
Lines

30,000 Min.
Toll/LD           $1,170         $1,350            $1,500         $1,550

384K               $435           $400              $550           $650
Internet                          DSL

Totals            $1,925         $2,170           $2,050 w/      $2,200 w/
                 Converged                         no lines      no lines


Customer Example in Springfield, Mass.
                                               [CTC Communications Logo Omitted]

                CTC'S LOCAL FIBER IMPLEMENTATION ENSURES NETWORK

                    RELIABILITY AND REDUCES OPERATING COSTS
--------------------------------------------------------------------------------




                                [Graphic Omitted]






                                               [CTC Communications Logo Omitted]

                          KEYS TO SUCCESSFUL EXECUTION
--------------------------------------------------------------------------------

o  Team coordination - sales and service

   -  Retention and positioning

o  Disciplined focus

   - Identify current customer on-net targets and position for conversion

   -  Identify on-net prospect lists and position with them

       o  Direct contact

       o  Informational seminars

       o  Networking & business partners - Cisco & EMC

       o  Reputation in the marketplace

                                               [CTC Communications Logo Omitted]

--------------------------------------------------------------------------------

[CTC Communications Logo Omitted]


   NEW WORLD COMMUNICATIONS

SOLUTIONS FOR BUSINESS CLIENTS

                                                       [Graphic Omitted]

CREDIT SUISSE FIRST BOSTON

   ANALYST FIELD TRIP

      MAY 16, 2001

--------------------------------------------------------------------------------

                                Business Systems



--------------------------------------------------------------------------------
                                Tom Fabbricatore

                            V.P. Information Systems

Business and Operating Support Systems
--------------------------------------------------------------------------------



                                [Graphic Omitted]



                                    CONTRACT
                                     ADMIN.
                                TRADING PARTNERS
                                      ADMIN.
                                      SALES
                                      ORDER
                                      MGMT.
                                  PROVISIONING
                                     TROUBLE
                                    REPORTING
                                     BILLING
                                   ACTIVATION




                                            [CTC Communications Graphic Omitted]

IntelliSUITE = Business Automation
--------------------------------------------------------------------------------

o    IntelliSELL - Front end sales force automation

o    IntelliCARE - Account care system

o    IntelliVIEW - On-line access for customers

o    IntelliSCORE - Business support and reporting

o    IntelliCENTER - Intranet content application for all CTC employees





                                            [CTC Communications Graphic Omitted]

Sales Force Automation - IntelliSELL
--------------------------------------------------------------------------------

o    Target marketing and prospecting

o    Account management

o    Electronic retrieval and translation of customer information from Verizon

o    Network design and pricing

o    Proposal and comparative analysis

o    Contract generation and automated paperwork






                                            [CTC Communications Graphic Omitted]

Operational Support Systems
--------------------------------------------------------------------------------

o    Order entry

o    Electronic bonding with suppliers

o    Network design

o    Provisioning

o    Workflow management

o    Trouble management

o    Customer care

o    Billing





                                            [CTC Communications Graphic Omitted]

IntelliVIEW(SM)
--------------------------------------------------------------------------------

o Web-based billing and account management available to business customers at no additional charge

o    Proactively manage communications expenses

o    Search and sort capabilities

o Run standard reports or query your account to monitor and track activity across business units

o    Customized Setup for Account Information



                                            [CTC Communications Graphic Omitted]

IntelliVIEW(SM)   Plus . . .
--------------------------------------------------------------------------------

o    Watchdog is an enhancement to IntelliVIEW

o    Threshold Monitoring and Reporting

o    Targeted Cost Management Reports

o    E-mailed report distribution daily, weekly or monthly

o    Watchdog can send any query or report to your email address

o    Targeted for the needs of Accounts Payable, Telecom Managers and IS
     Managers


                                            [CTC Communications Graphic Omitted]

                      [Intelliview Graphic Image Omitted]

                      [Intelliview Graphic Image Omitted]

                      [Intelliview Graphic Image Omitted]

                      [Intelliview Graphic Image Omitted]

                      [Intelliview Graphic Image Omitted]

                      [Intelliview Graphic Image Omitted]

                      [Intelliview Graphic Image Omitted]

                      [Intelliview Graphic Image Omitted]

                      [Intelliview Graphic Image Omitted]

                      [Intelliview Graphic Image Omitted]

                      [Intelliview Graphic Image Omitted]

Information Services - Charter
--------------------------------------------------------------------------------

o    Systems keep pace with our companies evolution

o    Remain relevant to the task at hand

o    Focus on ease of use

o    Support high levels of productivity

o    Provide management with information needed to run our business





                                            [CTC Communications Graphic Omitted]

                            Questions and Discussion

                               [Graphic Omitted]




                                            [CTC Communications Graphic Omitted]

Customer Panel
--------------------------------------------------------------------------------

[Merriam-Graves Graphic Omitted]             Eric Webb
                                             VP-Information Systems

[WWF Graphic Omitted]                        Bob Berry
                                             Senior VP and CIO



[Whalley Computer Assoc. Graphic Omitted]    Dean LeClerc
                                             Director-Network Technology






                                            [CTC Communications Graphic Omitted]

--------------------------------------------------------------------------------

[CTC Communications Graphic Omitted]                           [Graphic Omitted]





                            New World Communications
                         Solutions for Business Clients

                           Credit Suisse First Boston
                               Analyst Field Trip

                                  May 16, 2001



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


                            Financial Performance and
                                   Objectives

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                                 John Pittenger
                             Chief Financial Officer


                                            [CTC Communications Graphic Omitted]

                            CTC Communications Group
                               Historical Results
                                      ($M)

                      Q/E         3/00          6/00           9/00          12/00            3/01
---------------------------------------------------------------------------------------------------
 Revenue                          46.5          51.1           57.0          62.3             67.6
 Gross Margin                     10.9          11.9           12.6          12.7             12.3
 SG&A                             15.5          17.6           20.4          22.3             21.2
 EBITDA                           (4.6)         (5.7)          (7.8)         (9.6)            (8.9)
 Net Loss                        (18.1)        (21.1)         (21.9)        (29.2)           (28.9)

o        EBITDA excludes cumulative effect of accounting change and non-recurring item


                                            [CTC Communications Graphic Omitted]

                            CTC Communications Group
                           Forecasted Financial Model
                                      ($M)


                                                           Q/E                             Y/E
                                                           6/01       9/01      12/01      12/01       12/02       12/03       12/04
------------------------------------------------------------------------------------------------------------------------------------
Revenue                                                    75.4       84.3       95.8      323.1       507.2       751.2       965.8
Gross Margin                                               15.6       20.8       28.5       77.5       173.1       306.9       446.6
SG&A                                                       22.6       25.0       27.2       96.0       136.9       195.3       241.5
EBITDA                                                     (6.6)      (4.2)       1.3      (18.5)       36.2       111.6       205.1

Net Income                                                (28.4)     (27.0)     (22.6)    (107.0)      (98.5)      (33.7)       72.7

o        Source, CSFB Earnings Model

                                            [CTC Communications Graphic Omitted]

How CTC Will Accomplish Its Objectives
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o    Revenue

o    Margin

o    Sales, general and administrative expenses

o    Balance sheet

o    Fully funded business plan




                                            [CTC Communications Graphic Omitted]

                          High Quality Revenue Stream
--------------------------------------------------------------------------------

                             Quarterly Revenue ($M)

                                Mar-00   46.5
                                Jun-00   51.1
                                Sep-00   57
                                Dec-00   62.3
                                Mar-01   67.6
                                Jun-01   75.4
                                Sep-01   84.3
                                Dec-01   95.8

o    Steady Access Line Growth

o    Recurring Residual Revenue

o    Low Exposure to Troubled Industry Sectors

o    No Reciprocal Compensation

o    No Terminating Access

o    Future Sources of Revenue



                             CFSB Forecasts [CTC Communications Graphic Omitted]

                               Improving Margins
--------------------------------------------------------------------------------

                                   Margin ($M)

                                 Mar-00     10.9
                                 Jun-00     11.9
                                 Sep-00     12.6
                                 Dec-00     12.7
                                 Mar-01     12.3
                                 Jun-01     15.6
                                 Sep-01     20.8
                                 Dec-01     28.5


To Date

o    Strong Off-Net Margins

o    Negative On-Net Margins - Duplicative Costs of Leased and Owned Network

o    Early Stages of On-Net Growth


Going Forward

o    Increase On-Net Locations

o    Offer All of Today's Services On-Net at 50% Margin

o    Local Fiber Implementation




                             CFSB Forecasts [CTC Communications Graphic Omitted]

                   Business Model - Phased Margin Improvement
--------------------------------------------------------------------------------

Example: $3,000 per Month Customer

                                          PHASE 1                           PHASE 2                         PHASE 3
                                       All Services          Local Services        Other Services        All Services
                                         On Resale              On Resale              On-Net               On-Net
                                         ---------              ---------              ------               ------
Revenue                                    $3,000                $1,500                $1,500               $3,000
Cost of Service                             2,250                 1,125                  750                 1,200
Gross Profit                                 750                   375                   750                 1,800
Gross Margin %                               25%                   25%                   50%                  60%
SG&A                                         750                   375                   375                  750
EBITDA                                        --                    --                   375                 1,050
EBITDA Margin %                               0%                    0%                   25%                  35%
D&A (1)                                       --                    --                   222                ~300(2)
Operating Profit                              --                    --                   153                 ~750

(1) $8,000 per PowerPath depreciated over three years = $222 per month
(2) Estimated increase in depreciation for CL4 & CL5 local voice services




                                            [CTC Communications Graphic Omitted]

                           Controlled SG & A Expenses
--------------------------------------------------------------------------------

                            SG & A (Pct. Of Revenue)

                                 Mar-00     33.3
                                 Jun-00     34.4
                                 Sep-00     35.7
                                 Dec-00     35.7
                                 Mar-01     31.3
                                 Jun-01     29.9
                                 Sep-01     29.6
                                 Dec-01     28.4


The Most Efficient Model in the Sector

o    Focused Strategy

o    People

o    Knowledge

o    Processes

o    Culture



                             CFSB Forecasts [CTC Communications Graphic Omitted]

                               EBITDA Improvement
--------------------------------------------------------------------------------

                                   EBITDA ($M)

                                 Mar-00     -4.6
                                 Jun-00     -5.7
                                 Sep-00     -7.8
                                 Dec-00     -9.6
                                 Mar-01     -8.9
                                 Jun-01     -6.6
                                 Sep-01     -4.2
                                 Dec-01      1.3

o    EBITDA positive by end of Calendar Year 2001

     -    12-18% ALEs on net

     -    Gross Margin less than 30%

     -    EBITDA growth accelerates in 2002

o Net Income/ Free Cash Flow Positive 12-18 months after attaining EBITDA positive




                             CFSB Forecasts [CTC Communications Graphic Omitted]

                          CTC Communications Group, Inc
                             Condensed Balance Sheet
                                 March 31, 2001
--------------------------------------------------------------------------------

          Cash                                                  $  47
          A/R                                                      38
          Net PP & E                                              204
          Other                                                    21
                                                                -----
          Total                                                 $ 310



          A/P & Accruals                                        $  46
          Capital Leases                                           81
          Debt                                                    106
                                                                -----
          Totals Liabilities                                      233

          Series B Preferred                                      208

          Equity                                                 (131)
                                                                -----
          Total                                                 $ 310




                                            [CTC Communications Graphic Omitted]

Balance Sheet Highlights
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o    Fully funded business plan

     -    $47 million cash

     -    $125 million available under credit facility

     -    Multiple capital lease sources

     -    Strong generation of cash from receivables





                                            [CTC Communications Graphic Omitted]

Accounts Receivable
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o    52 days sales outstanding

     -    Target marketing

     -    Effective credit screening

     -    Best bill in the business

     -    Customer relationships

     -    Low level of write-offs





                                            [CTC Communications Graphic Omitted]

Capital Expenditures
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o    Efficient use of capital

o    $285 million invested to date

o    $110-120m projected for current year

o    Remaining capital budget:

     -    Success based

     -    Cost reduction

o    Low cost provider





                                            [CTC Communications Graphic Omitted]

Summary
--------------------------------------------------------------------------------


                                     2001         2002         2003         2004

REVENUE                               323          507          751          965
MARGIN                                 78          173          307          447
SGA                                    96          137          195          242
EBITDA                                -18           36          112          205
NET                                   -107         -99          -34           73

o    Fully funded business plan

o    Sustainable, high quality revenue growth

o    Improving gross margins

o    Stranglehold on SG&A expenses

o    Efficient capital structure

o    Success based CAPEX

o    Low cost provider




                                            [CTC Communications Graphic Omitted]

                             Wrap Up and Discussion



--------------------------------------------------------------------------------

                                Bob Fabbricatore
                                Chairman and CEO



                                            [CTC Communications Graphic Omitted]

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                      [CTC Communications Graphic Omitted]



                            New World Communications
                         Solutions for Business Clients

                           Credit Suisse First Boston
                               Analyst Field Trip

                                  May 16, 2001


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